Exhibit 10.1(f)

SIXTH AMENDMENT

THIS SIXTH AMENDMENT (this “Amendment”), dated as of May 15, 2003, is entered into by and among LOUISIANA-PACIFIC CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as agent for the Lenders (the “Administrative Agent”) and those financial institutions parties to the Credit Agreement as defined below (collectively, the “Lenders”) signatory hereto.

RECITALS

A.                             The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of November 15, 2001 (as amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

B.                               The Borrower has requested that the Administrative Agent and the Lenders agree to amend the definitions of Note Financing Subsidiary and Subsidiary in the Credit Agreement as set forth below.

C.                               The Lenders have agreed to such amendment subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

2.                                       Amendment.  The definitions of “Note Financing Subsidiary” and “Subsidiary” appearing in the Credit Agreement are amended and restated as follows:

“‘Note Financing Subsidiary’ means a wholly owned subsidiary of Borrower or of a wholly owned Subsidiary of Borrower which is created to facilitate a Note Financing and whose only material assets are related Purchase Money Note, the related transaction documents and the rights and claims associated therewith, or equity ownership of a subsidiary which owns such Purchase Money Note.”

“‘Subsidiary’ of a Person means (1) a corporation, partnership, joint venture, limited liability company or other business entity (a) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person and (b) the financial statements of which are consolidated with those of such Person in accordance with GAAP and (2) with respect to the Borrower, the Note Financing Subsidiary.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower; provided, that the term “Subsidiary” shall not include any Dissolving

Subsidiary unless the dissolution of such Dissolving Subsidiary has not been completed by July 31, 2002.”

3.                                       Representations and Warranties.  The Borrower hereby represents and warrants as follows:

(a)                                  No Default or Event of Default has occurred and is continuing.

(b)                                 The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable.  The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, without defense, counterclaim or offset except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability whether enforcement is sought in a proceeding at law or in equity.

(c)                                  After giving effect to this Amendment, all its representations and warranties contained in the Credit Agreement are true and correct as though made on and as of the Effective Date (as defined below) (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

(d)                                 It is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders (except for the performance of the terms hereof applicable to them) or any other person.

4.                                       Effective Date.  This Amendment will become effective as of the date first written above (the “Effective Date”) provided that the Administrative Agent has received an original or facsimile of this Amendment duly executed by the Required Lenders and the Borrower.

5.                                       Reservation of Rights.  The Borrower acknowledges and agrees that the execution and delivery of this Amendment by the Administrative Agent and the Lenders party hereto shall not be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar consents under the same or similar circumstances in the future.

6.                                       Miscellaneous.

(a)                                  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit

Agreement, the Loan Documents, or any related documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, the Loan Documents, or any related documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

(b)                                 This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(c)                                  This Amendment, shall be governed by, and construed in accordance with, the law of the state of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.

(d)                                 This Amendment, may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(e)                                  This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment, supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.

(f)                                    If any term or provision of this Amendment, shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)                                 The Borrower hereby covenants to pay or to reimburse the Administrative Agent and the Lenders, upon demand, for all reasonable costs and expenses (including reasonable attorney fees and expenses) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

LOUISIANA-PACIFIC CORPORATION, as the Borrower

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent, an L/C Issuer and a Lender

By:
Name:
Title:

WACHOVIA BANK, N.A., as Syndication Agent and a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as Documentation Agent and a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

EXPORT DEVELOPMENT CANADA, as a Lender

By:
Name:
Title:

By:
Name:
Title: